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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 29, 1998
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                           Franklin Auto Trust 1998-1
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    333-056869-01                                        51-6510047
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(Commission File Number)                    (I.R.S. Employer Identification No.)


47 West 200 South, Suite 500
Salt Lake City, Utah                                                   84101
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (302) 636-3305
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)

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
                                EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K (September 29, 1998) of Franklin Auto Trust 1998-1 (the "Registrant" or the "Company") amends and restates in its entirety Item 601(a) solely to file the Amended and Restated LLC Operating Agreement and the Consent of independent Accountants required by Exhibit 3.2 and Exhibit 23.3, respectively.

                                      * * *
Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------

3.2 The Amended and Restated LLC Operating Agreement of Franklin Auto Trust 1998-1 as of September 1, 1998

4.1 Opinion of Weil, Gotshal & Manges LLP as to Legality incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated September 29, 1998 (the "Registrant's Form 8-K")

4.2 Opinion of Daniel Carr, in-house counsel to Franklin Capital Corporation, the managing member of Franklin Receivables LLC (incorporated by reference to Exhibit 4.2 to the Registrant's Form 8-K)

8.1 Opinion of Weil, Gotshal & Manges LLP as to certain tax matters (incorporated by reference to Exhibit 8.1 to the Registrant's Form 8-K)

23.1        Consents of Experts and Counsel and Consent of
            PricewaterhouseCoopers LLP as to the financial statements (incorporated by reference to Exhibit 23.1 to the Registrant's Form 8-K)

23.2 (Consent of Weil, Gotshal & Manges LLP included in exhibits 4.1 and 8.1) (incorporated by reference to Exhibit 23.2 to the Registrant's Form 8-K)

23.3        Consent of the Independent Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


October 6, 1998
                                        FRANKLIN AUTO TRUST 1998-1,
                                        by Franklin  Capital  Corporation
                                        as the Servicer

                                        /s/ Jennifer J. Bolt
                                        -----------------------------------
                                        Name:    Jennifer J. Bolt
                                        Title:   President

                                 EXHIBIT INDEX

Exhibit No.                       Description

3.3 The Amended and Restated LLC Operating Agreement of Franklin Auto Trust 1998-1 as of September 1, 1998

4.1 Opinion of Weil, Gotshal & Manges LLP as to Legality incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated September 29, 1998 (the "Registrant's Form 8-K")

4.2 Opinion of Daniel Carr, in-house counsel to Franklin Capital Corporation, the managing member of Franklin Receivables LLC (incorporated by reference to Exhibit 4.2 to the Registrant's Form 8-K)

8.2 Opinion of Weil, Gotshal & Manges LLP as to certain tax matters (incorporated by reference to Exhibit 8.1 to the Registrant's Form 8-K)

23.1        Consents of Experts and Counsel and Consent of
            PricewaterhouseCoopers LLP as to the financial statements (incorporated by reference to Exhibit 23.1 to the Registrant's Form 8-K)

23.2 (Consent of Weil, Gotshal & Manges LLP included in exhibits 4.1 and 8.1) (incorporated by reference to Exhibit 23.2 to the Registrant's Form 8-K)

23.3        Consent of the Independent Accountants